Exhibit 99.2

Q1 2024 Earnings Call May 2, 2024

Legal Disclaimer This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act). All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward - looking statements. In many cases, you can identify forward - looking statements by terms such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Forward - looking statements contained in this release include, but are not limited to, statements about: i. competition from other wind blade and wind blade turbine manufacturers; ii. the discovery of defects in our products and our ability to estimate the future cost of warranty campaigns; iii. the current status of the wind energy market and our addressable market; iv. our ability to absorb or mitigate the impact of price increases in resin, carbon reinforcements (or fiber), other raw materials and related logistics costs that we use to produce our products; v. our ability to absorb or mitigate the impact of wage inflation in the countries in which we operate; vi. our ability to procure adequate supplies of raw materials and components to fulfill our wind blade volume commitments to our customers; vii. the potential impact of the increasing prevalence of auction - based tenders in the wind energy market and increased competition from solar energy on our gross margins and overall financial performance; viii. our future financial performance, including our net sales, cost of goods sold, gross profit or gross margin, operating expenses, ability to generate positive cash flow and ability to achieve or maintain profitability; ix. changes in domestic or international government or regulatory policy, including without limitation, changes in trade policy and energy policy; x. changes in global economic trends and uncertainty, geopolitical risks, and demand or supply disruptions from global events; xi. changes in macroeconomic and market conditions, including the potential impact of any pandemic, risk of recession, rising interest rates and inflation, supply chain constraints, commodity prices and exchange rates, and the impact of such changes on our business and results of operations; xii. the sufficiency of our cash and cash equivalents to meet our liquidity needs; xiii. the increasing cost and availability of additional capital, should such capital be needed; xiv. our ability to attract and retain customers for our products, and to optimize product pricing; xv. our ability to effectively manage our growth strategy and future expenses, including our startup and transition costs; xvi. our ability to successfully expand in our existing wind energy markets and into new international wind energy markets, including our ability to expand our field service inspection and repair services business; xvii. our ability to keep up with market changes and innovations; xviii. our ability to successfully open new manufacturing facilities and expand existing facilities on time and on budget; xix. the impact of the pace of new product and wind blade model introductions on our business and our results of operations; xx. our ability to identify and execute a strategic alternative to enable the growth of our automotive business; xxi. our ability to maintain, protect and enhance our intellectual property; xxii. our ability to comply with existing, modified, or new laws and regulations applying to our business, including the imposition of new taxes, duties, or similar assessments on our products; xxiii. the attraction and retention of qualified associates and key personnel; xxiv. our ability to maintain good working relationships with our associates, and avoid labor disruptions, strikes and other disputes with labor unions that represent certain of our associates; and xxv. the potential impact of one or more of our customers becoming bankrupt or insolvent or experiencing other financial problems. These forward - looking statements are only predictions. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to materially differ from any future results, levels of activity, performance or achievements expressed or implied by these forward - looking statements. Because forward - looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward - looking statements as guarantees of future events. Further information on the factors, risks and uncertainties that could affect our financial results and the forward - looking statements in this presentation are included in our filings with the Securities and Exchange Commission and will be included in subsequent periodic and current reports we make with the Securities and Exchange Commission from time to time, including in our Annual Report on Form 10 - K for the year ended December 31, 2023, filed with the Securities and Exchange Commission. The forward - looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward - looking statements at some point in the future, we undertake no obligation to update any forward - looking statement to reflect events or developments after the date on which the statement is made or to reflect the occurrence of unanticipated events except to the extent required by applicable law. You should, therefore, not rely on these forward - looking statements as representing our views as of any date after the date of this presentation. Our forward - looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments we may make. This presentation includes unaudited non - GAAP financial measures including EBITDA, adjusted EBITDA, net cash (debt) and free cash flow. We define EBITDA, a non - GAAP financial measure, as net income or loss from continuing operations plus interest expense net, income taxes, depreciation and amortization, preferred stock dividends and accretion less gain on extinguishment on series A preferred stock. We define adjusted EBITDA as EBITDA plus any share - based compensation expense, plus or minus any foreign currency losses or income, plus or minus any losses or gains from the sale of assets and asset impairments, plus any restructuring charges. We define net cash (debt) as total unrestricted cash and cash equivalents less the total principal amount of debt outstanding. We define free cash flow as net cash flow from operating activities less capital expenditures. We present non - GAAP measures when we believe that the additional information is useful and meaningful to investors. Non - GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non - GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the Appendix for the reconciliations of certain non - GAAP financial measures to the comparable GAAP measures. This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information Q1 2024 2

Agenda ⎮ 2023 Sustainability Report ⎮ Q1 2024 Highlights and Business Update ⎮ Q1 2024 Financial Highlights and 2024 Guidance ⎮ Wrap Up ⎮ Q&A 3 Q1 2024

2023 Sustainability Report Q1 2024 4

2023 Sustainability Report 1 5 Q1 2024 0 250 500 2018 2019 2020 2021 2022 2023 Million Metric Tons of CO 2 Estimated CO 2 Reduction from Wind Blades Produced over Entire Product Life by Year Produced 0 1 2 3 2018 2019 2020 2021 2022 2023 Incidents per 200,000 hours worked Environment: x ~346 million metric tons of CO2 reduction for wind blades produced in 2023 x 18% decrease in market - based Scope 1 & 2 emissions from the prior year x Reduced total waste generated by 12% from the prior year x Invested in two wind turbines and expanded solar power in Türkiye x Advancing economically viable PPA’s in Mexico & India Associates: x Our Behavior - Based Safety program continued to yield safety results outperforming industry standards and our internal goals x Fully embraced IDEA (Inclusion, Diversity, Equity, and Awareness) and recognized with numerous awards for commitment to inclusion and diversity around the globe x Promote associate engagement through Global Values in Motion awards and engagement surveys (1) See 2023 Sustainability Report for more details

Q1 2024 Highlights and Business Update Q1 2024 6

$404 $299 $ - $250 $500 1Q23 1Q24 $8 ($23) (10) (20) (30) - 30 20 10 1Q23 1Q24 Q1 2024 Continuing Operations – In line with Expectations Q1 2024 operating results and year - over - year comparisons to Q1 2023: x Net sales down 26.0% to $299 million x Net loss from continuing operations attributable to common stockholders was $61.8 million compared to a loss of $30.3 million in Q1 2023 x Adjusted EBITDA was a $23 million loss compared to adjusted EBITDA of $8.4 million in Q1 2023 Highlights: x First quarter financial performance in - line with plan x Line startups and transitions executing to plan x On pace to generate mid - single digit adjusted EBITDA margins in the second half of 2024 and positive free cash flow x Liquidity position enables us to navigate a transition year in 2024 and positions the company to meet mid to long - term profitability and cash flow targets (1) See Appendix for reconciliations of non - GAAP financial data Adjusted EBITDA (1) ($ in millions) Net Sales ($ in millions) Q1 2024 7

Wind • India, Türkiye, and several manufacturing facilities in Mexico are experiencing continued high performance • Line startups and transitions progressing well Global Services • Quarterly revenue impacted by warranty campaigns • Expect technicians to transition to normal levels of revenue work by mid - year Supply Chain • Supply chain remains stable • Raw material costs have declined due to excess manufacturing capacity in China 8 Q1 2024 Business Update Automotive • Non - Proterra revenue up year - over - year, however, quarterly revenue impacted by Proterra bankruptcy • Strategic alternatives to be finalized by the end of Q2 2024

Q1 2024 Financial Highlights and 2024 Guidance Q1 2024 9

Key Highlights Sales down due to a decrease in the number of blades produced, lower market activity levels, and lower ASPs (mix), partially offset by foreign currency fluctuations and higher tooling sales. Adjusted EBITDA loss of $23 million in Q1 2024 compared to adjusted EBITDA of $8.3 million in Q1 2023: + Cost reduction initiatives + Favorable foreign currency fluctuations + Lower raw material costs - Sales reduction - Higher startup and transition costs - Changes in estimate for pre - existing warranty claims - Inflation impact on production expenses and wages Q1 2024 Financial Highlights from Continuing Operations (1) Unaudited (1) See Appendix for reconciliations of non - GAAP financial data Q1 2024 10

Key Highlights $117 million of unrestricted cash on March 31, 2024 Free cash flow use of ($47.3) million in Q1 2024 vs. ($87.1) million in Q1 2023: + Absence of China closure payments + Contract assets - Adjusted EBITDA - Capital expenditures - Interest and tax payments Q1 2024 Free cash flow ($ millions): Adjusted EBITDA ($23.0) - Tax payments ($9.5) - Capital expenditures ($8.3) - Interest payments ($4.8) - Other working capital changes ($1.7) - ($47.3) Q1 2024 Financial Highlights – Continued (1) Unaudited (1) See Appendix for reconciliations of non - GAAP financial data Q1 2024 11

Adjusted EBITDA Margin % from Continuing Operations 1% to 3% Capital Expenditures $25 million to $30 million Utilization Percentage 75% to 80% on 34 lines Sales from Continuing Operations $1.3 billion to $1.4 billion 2024 TPI Guidance 12 Q1 2024

Wrap Up Q1 2024 13

Q1 2024 14 Wrap Up Market: • Remain very bullish on the energy transition • Positioned to capitalize on the significant growth the industry expects in the coming years Operational: • Renewed focus on LEAN to drive waste reduction across the business • Quality improvement initiatives have been successful • Line startups and transitions progressing as planned Financial : • Volume, EBITDA and cash return to positive in second half of 2024 • Focus on balance sheet efficiency provides us confidence in our liquidity position to manage through short term challenges • End 2024 on run rate to achieve AEBITDA levels of $100+ million in 2025 People: • Thanks to our associates for their commitment and dedication to TPI and our mission to decarbonize and electrify the world

Q&A Q1 2024 15

This presentation includes unaudited non - GAAP financial measures including EBITDA, adjusted EBITDA, net cash (debt) and free cash flow. We define EBITDA, a non - GAAP financial measure, as net income or loss from continuing operations plus interest expense net, income taxes, depreciati on and amortization, preferred stock dividends and accretion less gain on extinguishment on series A preferred stock. We define adjusted EBITDA as EBITDA plus any share - based compensation expense, plus or minus any foreign currency losses or income, plus or minus any losses or gains from the sale of assets and asset impairments, plus any restructuring charges. . We define net cash (debt) as total unrestricted cash and cash equivalents less the total principal amount of debt outstanding. We define free cash flow as net cash flow from operating activities less capital expenditures. We present non - GAAP measures when we believe that the additional information is useful and meaningful to investors. Non - GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non - GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. We provide forward - looking statements in the form of guidance in our quarterly earnings releases and during our quarterly earnings conference calls. This guidance is provided on a non - GAAP basis and cannot be reconciled to the closest GAAP measures without unreasonable effort because of the unpredictability of the amounts and timing of events affecting the items we exclude from non - GAAP measures. For example, stock - based compensation is unpredictable for our performance - based awards, which can fluctuate significantly based on current expectations of future achievement of performance - based targets. Amortization of intangible assets and restructuring costs are all impacted by the timing and size of potential future actions, which are difficult to predict. In addition, from time to time, we exclude certain items that occur infrequently, which are also inherently difficult to predict and estimate. It is also difficult to predict the tax effect of the items we exclude and to estimate certain discrete tax items, like the resolution of tax audits or changes to tax laws. As such, the costs that are being excluded from non - GAAP guidance are difficult to predict and a reconciliation or a range of results could lead to disclosure that would be imprecise or potentially misleading. Material changes to any one of the exclusions could have a significant effect on our guidance and future GAAP results. See below for a reconciliation of certain non - GAAP financial measures to the comparable GAAP measures. Appendix – Non - GAAP Financial Information 16 Q1 2024

Non - GAAP Reconciliations Unaudited EBITDA and adjusted EBITDA are reconciled as follows: Net cash (debt) is reconciled as follows: Q1 2024 17